Exhibit 10.22

Caltronics Business Systems	Lease Agreement (“Lease”)

LESSEE	Full Legal Name	Purchase Order Requisition Number	Phone Number
844-693-2432
	Billing Address City State Zip County		Send Invoice to Attention of:
	2600 E. Bidwell Street Ste 140 Folsom CA 95630		Mike Bunt

EQUIPMENT	Make	Model Number	Serial Number	Quantity	Description (Attach Separate Schedule A If Necessary)
1

PAYMENT INFORMATION	Number of	Lease		Applicable		Total Lease		Term of Lease	Payment Frequency:	☐ Monthly ☐ Quarterly ☐ Other ______
	Lease Payments	Payment	(PLUS)	Sales Tax	(EQUALS)	Payment		in Months	End of Lease Option:	☐ FMV ☐ 10% ☐ $1.00 ☐ Other _____
	39	155.00	+		=			29	End of Lease Purchase Option shall be FMV unless another option is selected.
			+		=		Security Deposit	(PLUS)	First Period Payment	(PLUS)	Oher	(EQUALS)	Total Payment Enclosed
			+		=			+		+		=

 TERMS AND CONDITIONS

1. Definitions: The words ‘you’ and ‘your’ refer to the customer named above, ‘we’, ‘us’, or ‘our’(s) refers to the Lessor of the equipment identified above (“Equipment”).

2. Lease: We hereby agree to lease to you, and you agree to lease from us, the Equipment. You authorize us to adjust the Lease Payments by not more than fifteen percent (15%) if the cost of the Equipment or taxes is more or less than the supplier’s estimate. You promise to pay us according to the payment schedule shown above, in advance, beginning on the day the Equipment is delivered and thereafter until all amounts are paid. LEASE PAYMENTS MUST BE PAID EVEN IF THE EQUIPMENT IS DAMAGED, DESTROYED, STOLEN, OR NO LONGER USABLE AND ARE NOT SUBJECT TO SET-OFFs DEFENSE OR COUNTERCLAIM FOR ANY REASON WHATSOEVER. The total Initial Payment is due upon your signing of the Lease. If any lease payment is not paid by the due date, you agree to pay a late charge of seven percent (7%) for each payment, but in no event more than the maximum late charges allowed by law. You agree to pay $25.00 for each check returned unpaid. Once we accept the Lease, you MAY NOT CANCEL it at any time during the Lease term. The Lease automatically renews for consecutive twelve month periods unless you, at least 60 days before the end of the term, send us a written notice that you do not want to renew. Provided you are not in default, on written notice to us you may purchase the Equipment at the end of the Lease term at the purchase option stated plus all applicable taxes. WE WILL HAVE NO LIABILITIES TO YOU FOR LOST PROFITS OR OTHER CONSEQUENTIAL OR INCIDENTAL DAMAGES BASED UPON ANY WARRANTY OR STRICT LIABILITY OR OTHERWISE. At the end of the lease or renewal period, you will return the Equipment in the same condition as received, less normal wear and tear, to a location designated by us within 25 days and continue to make Lease payments until the Equipment is returned. You agree to prepay all crating and delivery costs and to insure the Equipment being shipped for its full replacement value. You agree to pay a documentation fee of $75.00.

3. Delivery and Acceptance: You are responsible at your own cost, to arrange for delivery and installation of the Equipment (unless such costs are included in the cost of the Equipment to us). Acceptance of the Equipment occurs upon delivery. When you receive the Equipment, you agree to inspect it and to verify by telephone or in writing such information we may require.

4. Warranties: EQUIPMENT IS SOLD AS-IS, WHERE-IS, WITH NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND INCLUDING WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. We transfer to you for the term of the Lease any warranties made by manufacturer or supplier to us.

YOU ALSO ACKNOWLEDGE THAT NO ONE IS AUTHORIZED TO WAIVE OR CHANGE ANY TERM, PROVISION OR CONDITION OF THIS LEASE AND EXCEPT FOR THE MANUFACTURER WARRANTIES, MAKE ANY REPRESENTATION OR WARRANTY ABOUT THIS LEASE OR THE EQUIPMENT. WE SHALL NOT BE LIABLE FOR SPECIAL, RESULTING, OR CONSEQUENTIAL DAMAGE OR LOSS OF PROFIT OCCASIONED BY ANY BREACH OF WARRANTY OR REPRESENTATION OR RESULTING FROM THE USE OR PERFORMANCE OF THE EQUIPMENT. YOUR OBLIGATION TO PAY IN FULL ANY AMOUNT DUE UNDER THE LEASE WILL NOT BE AFFECTED BY ANY DISPUTE, CLAIMM, COUNTERCLAIM, DEFENSE OR OTHER RIGHT WHICH YOU MAY HAVE OR ASSERT AGAINST THE SUPPLIER OR THE EQUIPMENT MANUFACTURER.

5. Security Deposit: At our option, any security deposit made hereunder may be applied to any past due amount due hereunder. Upon notification you shall promptly restore the security deposit to its full amount as stated above. The security deposit is non-interest bearing. If you have complied with all of the conditions of the Lease, the security deposit shall be refunded to you after you have returned the Equipment to us.

6. Title: Unless you have a $1.00 purchase option, we will have title to the Equipment. If you have a $1.00 purchase option and/or the Lease is deemed to be security agreement, you grant us a security interest in the Equipment and all proceeds therefrom. Although the Equipment may become attached to real estate, it remains personal property and you agree not to permit a lien to be placed upon the Equipment or to remove the Equipment without our prior written consent. You also agree to allow us to inspect the Equipment at any time during normal business hours. You authorize us to file a copy of this Lease as a financing statement and appoint us as attorney-in-fact to execute and file, on your behalf, financing statements covering the collateral. You hereby waive any and all rights and remedies granted you by Section 2A-508-2A-522 of the Uniform Commercial Code.

7. Location of Equipment: You will keep and use the Equipment only at the address shown above. You agree that the Equipment will not be removed from this location unless you receive in writing permission in advance to move it. All replacement part and repairs will become our property.

8. Use of Equipment: You represent that the Equipment will be used for business purposes, and not for personal, family or household purposes.

Lease and liability insurance acceptable to us. You further agree to have us named as sole loss payee and additional insured and provide proof of insurance upon request. If you do not provide proof of insurance within 10 days of our request, we have the right, but not the duty, to obtain such insurance covering the Equipment and its use, at your expense. You agree to pay all premiums and our fees for placing and maintaining such insurance, on which we make a profit. If damage or loss should occur you must promptly repair or replace the Equipment with like Equipment, in working order that is acceptable to us and transfer clear title to such Equipment to us.

10. Taxes: You agree to pay when due, or reimburse us for, all taxes, fees and penalties, relating to use or ownership of the Equipment, levied or accessed by any state, federal or local government or agency, including any taxes paid up front.

LESSEE SIGNATURE	You agree that this is a non-canceleable lease. The Equipment is ☐ NEW ☐ USED
	Signature	/s/ James T. Fancher		Date 1/27/15
	Title	COO	Print Name	James T. Fancher
	Legal Name of Corporation	MYECHECK, INC.

We will file any required personal property tax, use tax, or other tax returns, unless we agree otherwise in writing. We may charge you a fee for administering property tax filings or for collecting any other taxes, assessments or fees and remitting them to the appropriate authorities. You will indemnify us on an after-tax basis against the loss of any tax benefits anticipated when we accept this Lease arising out of your acts or omissions.

11. Service Charge: The invoice generated for the payments under this Lease may include charges for the servicing of the Equipment. Such servicing charges stand alone and have no relation to the other terms and conditions of this Lease. The inclusion of the service charges on the Lease invoice is at your request for a consolidated invoice. The terms and conditions of the service provided are per a separated agreement.

12. Assignment: YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN OR SUBLEASE ANY INTEREST YOU HAVE IN THIS LEASE OR THE EQUIPMENT. WE MAY WITHOUT NOTICE, SELL TRANSFER OR ASSIGN OUR INTEREST IN THIS LEASE. THE EQUIPMENT OR ANY LEASE PAYMENTS OR OTHER SUMS DUE. YOU AGREE THAT IF WE DO SO, THE NEW LESSOR WILL HAVE THE SAME RIGHTS AND BENEFITS THAT WE NOW HAVE, BUT, WILL NOT HAVE TO PERFORM ANY OF OUR OBLIGATION. YOU AGREE THAT THE RIGHTS THE OF NEW LESSOR WILL NOT BE SUBJECT TO ANY CLAIMS, SET-OFFS, OR DEFENSES THAT YOU MAY HAVE AGAINST US. IF YOU ARE GIVEN NOTICE OF A NEW LESSOR, YOU AGREE TO RESPOND TO ANY REQUESTS ABOUT THIS LEASE AND IF DIRECTED, TO PAY THE NEW LESSOR ALL RENT AND ALL AMOUNTS DUE UNDER THIS LEASE. In the event that we assign any of our obligations under this Lease, we shall remain primarily responsible to perform those obligations. You agree that any claim or defense you may have relating to those obligations must be asserted only against us and not any new Lessor.

13. Default: Any of the following events or conditions will constitute your default of this agreement: (a) your failure to pay any rent or any sum due on the date due; (b) failure to observe, keep or perform any term, covenant or condition of this Lease, or any other agreement that is made with us; (c) if you or any guarantor dies, becomes insolvent, stops doing business as a concern; (d) you merge, consolidate, transfer all or substantially all of your assets or you make an assignment for the benefit of creditors or you undergo a substantial deterioration in your financial condition; or (e) if you or any guarantor shall file or have filed against you or your guarantor a petition for liquidation, reorganization, or adjustment of deb under federal or state bankruptcy or insolvency law.

14. Remedies: Upon occurrence of default, we may do any or all of the following after providing a written notice of default; (a) demand immediate payment of any sums then due and owing under this Lease, plus (b) declare immediately due and payable, sue for and receive all remaining Lease payments to become due during the remainder of the term of this Lease, plus an amount equal to the purchase option stated above or if no purchase option is given, a reasonable estimate of the fair market value of like Equipment as of the originally scheduled end of the Lease term (“Residential”), with the remaining Lease payments and Residual discounted at 3% per annum, plus charge you interest at the rate per month of 1.5% on all amounts due as from the default date until paid (but not exceeding the maximum rate permitted by law), all late fees and any other fees associated with the enforcement of our remedies including reasonable attorney’s fees and costs; (c) repossess the Equipment or require you to return the Equipment as provided in this Lease; (d) terminate any other agreements that we may have with you; and/or, (e) pursue any other legal remedy that we may have. If the Equipment is returned or repossessed, such return or repossession of the Equipment will not constitute a termination of this Lease, unless we expressly notify you in writing. If the Equipment is returned or repossessed, we will sell or re-rent the Equipment at terms we determine, with or without notice to you, and apply the net proceeds (after deducting any related expenses) to your obligations with you remaining liable for any deficiency and with any excess being retained by us.

15. Indemnity: You assume the entire risk of loss, destruction of, or damage to the Equipment from any cause until the Equipment is returned to or purchased from Lessor, whichever comes first. You further assume the risk of liability arising from the possession of the Equipment and hold us harmless and defend us from all claims and liabilities arising from the possession or use of the Equipment. Your indemnity obligation will continue after the termination of the Lease.

16. Miscellaneous: The Lease is a Finance Lease as defined in Article 2A of the Uniform Commercial Code (“UCC”). Any provision of this Lease which is unenforceable in any jurisdiction shall be considered non-binding in that jurisdiction without invalidating the remaining provisions of the Lease and will not make that provision non-binding in any other jurisdiction. Notices must be given in writing and shall be effective when deposited in the U.S. mail addressed to the party as indicated above.

17. Choice of Law: This Lease has been made in and except for local filing requirements is governed and construed in accordance with the laws of the State of California or the state where our assignee has it principal offices and you agree that non-exclusive personal jurisdiction over you and subject jurisdiction over the Equipment shall be with the courts of the State of California or the state where our assignee has its principal offices. You waive trial by jury in any action against you.

18. Customer PO: You agree that any Purchase Orders issued to us covering this Equipment is issued for purposes of authorization and/or your internal use only and none of its terms and conditions shall modify the terms of this Agreement.

19. Entire Agreement: This Lease contains the entire agreement between you and us and no modification of this Lease shall be effective unless in writing and signed by the parties.

ACCEP-TANCE	The Equipment has been received, put in use, is in good working order and is satisfactory and acceptable.
	Signature	Print Name	Title	Date

GUARANTY	I unconditionally guarantee prompt payment of all the Lessee’s obligations under the Lease. The Lessor is not required to proceed against the Lessee or the Equipment or enforce other remedies before proceeding against me. I waive notice of acceptance and all other notices or demands of any kind to which I may be entitled. I consent to any extensions or modifications granted to the Lessee and the release and/or compromise of any obligations of the Lessee and any other guarantors without releasing me from my obligations. This is a continuing guaranty and will remain in effect in the event of any death and may be enforced by or for the benefit of any assignee or successor of the Lessor. This guaranty is governed by and constituted in accordance with the laws of the State of California or the state where our assignee has its principal office and I consent to non-exclusive jurisdiction of any state or federal court in the State of California or the state where our assignee has its principal office and waive trial by jury.
	Signature	Print Name	Date

20. Faxed Signatures: You agree that a facsimile copy of the Lease and facsimile copies of all documents executed with the Lease with facsimile signatures may be treated as an original and will be admissible as evidence of the Lease.

Caltronics Business Systems
PHONE: (800) 735-3273
Commencement Date	Lease Number
Accepted By: /s/ Chantelle Starbird